SUPPLEMENT TO THE
FIDELITY SMALL CAP SELECTOR (FORMERLY FIDELITY SMALL CAP STOCK FUND)
JUNE 19, 1998
PROSPECTUS
On September 17, 1998 the Board of Trustees of Fidelity Small Cap Selector authorized elimination of the fund's 3.00% front-end sales charge. Beginning September 30, 1998, purchases of shares of the fund will not be subject to a sales charge.
The following information replaces similar information found in the "Expenses" section beginning on page 4:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 26, for an explanation of how and when these charges apply.

Sales charge on purchases                                                                             None
and reinvested distributions

Deferred sales charge on redemptions                                                                  None

Redemption Fee (short-term trading fee) on shares held less than 90 days (as a % of amount redeemed)  1.50%

Annual account maintenance fee (for accounts under $2,500)                                            $12.00


EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $ 10

3 years   $ 32

5 years   $ 56

10 years  $ 124

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. The following information replaces similar information found in the "How to Buy Shares" section on page 18.
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The following information found in the "Transaction Details" section beginning on page 26 is no longer applicable.
THE OFFERING PRICE of the fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
The following information replaces similar information found in the "Transaction Details" section beginning on page 26.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
Due to the elimination of the sales charge the section entitled "Sales Charge Reductions and Waivers" beginning on page 30 is no longer applicable.